Exhibit 99.1

Guidewire Software Announces Second Quarter Fiscal 2016 Financial Results

Foster City, CA - March 1, 2016 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended January 31, 2016.

“We achieved revenue and profitability above the high end of our guidance range for the second quarter, reflecting strong demand for both core system replacement and our newer products in the data management and digital engagement domains,” said Marcus Ryu, chief executive officer, Guidewire Software. “We believe the appeal that all the products in our portfolio have to a diverse set of insurers globally validates our strategy of industry focus and investment in product expansion.”

Ryu continued, “Our products have become even more appealing as they enable significant changes in P&C insurance strategies in response to data driven decisioning and end-market digital preferences. We intend to extend our product leadership to further service the industry and support our continued growth in the years ahead.”

Second Quarter Fiscal 2016 Financial Highlights

Revenue

•
License revenue for the second quarter of fiscal 2016 was $53.4 million, an increase of 22% from the second quarter of fiscal 2015. Maintenance revenue was $14.3 million, an increase of 17% and services revenue was $34.5 million, an increase of 3%. Total revenue was $102.1 million, an increase of 14% from the same quarter in fiscal 2015.

•
License revenue for the six months ended January 31, 2016 was $85.7 million, an increase of 18% from the comparable period of fiscal 2015. Maintenance revenue was $28.3 million, an increase of 15% and services revenue was $70.4 million, a decrease of 2%. Total revenue was $184.4 million, an increase of 9% from the same period in fiscal 2015.

•	Rolling four-quarter recurring term license and maintenance revenue was $238.3 million, an increase of 16% compared to the same period in fiscal 2015.

Profitability

•	GAAP operating income was $7.7 million for the second quarter of fiscal 2016, compared with $3.3 million in the comparable period in fiscal 2015.

•	Non-GAAP operating income was $24.6 million for the second quarter of fiscal 2016, compared with $17.2 million in the comparable period in fiscal 2015.

•
GAAP net income was $0.9 million for the second quarter of fiscal 2016, compared with $4.0 million for the comparable period in fiscal 2015. GAAP net income per share was $0.01, based on diluted weighted average shares outstanding of 73.4 million, compared with $0.06 per share for the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 72.1 million.

•
Non-GAAP net income was $17.8 million for the second quarter of fiscal 2016, compared with $12.5 million in the comparable period in fiscal 2015. Non-GAAP net income per diluted share was $0.24, based on diluted weighted average shares outstanding of 73.4 million, compared with $0.17 in the comparable period in fiscal 2015, based on diluted weighted average shares outstanding of 72.1 million.

Balance Sheet

•
The Company had $700.8 million in cash, cash equivalents and investments at January 31, 2016, compared with $677.8 million at July 31, 2015. The Company generated $37.9 million cash inflow from operations in the second quarter of fiscal 2016, compared with cash flow from operations of $9.6 million in the comparable period in fiscal 2015.

Business Outlook
Guidewire is issuing the following outlook for the third quarter and fiscal 2016, based on current expectations:

(in $ millions, except per share outlook)	Third Quarter Fiscal 2016	Full Year Fiscal 2016
Revenue	90.3 - 94.3	408.5 - 416.5
License revenue	40.0 - 42.0	206.0 - 212.0
Maintenance revenue	14.0 - 14.5	56.5 - 58.5
Services revenue	36.0 - 38.0	144.0 - 148.0
GAAP operating income/(loss)	(11.8) - (7.8)	4.5 - 12.5
Non-GAAP operating income	4.5 - 8.5	69.0 - 77.0
GAAP net income/(loss)	(6.6) - (4.4)	1.8 - 6.3
GAAP net income/(loss) per share	(0.09) - (0.06)	0.03 - 0.09
Non-GAAP net income	3.1 - 5.8	46.3 - 51.7
Non-GAAP net income per share	0.04 - 0.08	0.64 - 0.71
Guidewire continues to target term license revenue growth of 20% or higher for the current fiscal year. Non-GAAP operating income and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets.

Conference Call Information

What:	Guidewire Software second quarter fiscal 2016 financial results conference call

When:	Tuesday, March 1, 2016

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(888) 661-5176, Domestic
(913) 312-6668, International

Replay:	(877) 870-5176, Passcode 6794165, Domestic
(858) 384-5517, Passcode 6794165, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income, Non-GAAP net income per share and Non-GAAP tax provision. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property/Casualty (P/C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements - core processing, data and analytics, and digital engagement - into a technology platform that enhances insurers’ ability to engage and empower their customers and employees. More than 200 P/C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	January 31, 2016	July 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$216,922	$212,362
Short-term investments	374,022	359,273
Accounts receivable	59,392	62,062
Deferred tax assets, current	—	13,845
Prepaid expenses and other current assets	13,486	14,102
Total current assets	663,822	661,644
Long-term investments	109,820	106,117
Property and equipment, net	13,040	12,160
Intangible assets, net	3,279	3,999
Deferred tax assets, noncurrent	21,430	5,896
Goodwill	9,205	9,205
Other assets	3,681	926
TOTAL ASSETS	$824,277	$799,947
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$7,259	$8,816
Accrued employee compensation	21,990	37,235
Deferred revenues, current	57,796	50,766
Other current liabilities	7,411	7,592
Total current liabilities	94,456	104,409
Deferred revenues, noncurrent	4,167	1,800
Other liabilities	3,762	4,350
Total liabilities	102,385	110,559
STOCKHOLDERS’ EQUITY:
Common stock	7	7
Additional paid-in capital	697,628	662,869
Accumulated other comprehensive loss	(7,881)	(6,343)
Retained earnings	32,138	32,855
Total stockholders’ equity	721,892	689,388
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$824,277	$799,947

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended January 31,		Six Months Ended January 31,
	2016	2015	2016	2015
Revenues:
License	$53,376	$43,655	$85,716	$72,475
Maintenance	14,256	12,163	28,269	24,683
Services	34,497	33,628	70,424	72,022
Total revenues	102,129	89,446	184,409	169,180
Cost of revenues: (1)
License	1,577	1,145	2,741	2,227
Maintenance	2,636	2,271	5,111	4,513
Services	30,688	30,664	62,219	63,111
Total cost of revenues	34,901	34,080	70,071	69,851
Gross profit:
License	51,799	42,510	82,975	70,248
Maintenance	11,620	9,892	23,158	20,170
Services	3,809	2,964	8,205	8,911
Total gross profit	67,228	55,366	114,338	99,329
Operating expenses: (1)
Research and development	25,409	22,282	51,081	42,592
Sales and marketing	22,661	20,176	41,952	37,705
General and administrative	11,456	9,573	22,566	19,335
Total operating expenses	59,526	52,031	115,599	99,632
Income (loss) from operations	7,702	3,335	(1,261)	(303)
Interest income	758	495	1,454	1,007
Other income (expense), net	(1,182)	(861)	(965)	(1,344)
Income (loss) before income taxes	7,278	2,969	(772)	(640)
Provision for (benefit from) income taxes	6,365	(1,007)	(55)	(1,619)
Net income (loss)	$913	$3,976	$(717)	$979
Net income (loss) per share:
Basic	$0.01	$0.06	$(0.01)	$0.01
Diluted	$0.01	$0.06	$(0.01)	$0.01
Shares used in computing net income (loss) per share:
Basic	71,779,496	69,883,622	71,511,198	69,600,161
Diluted	73,402,064	72,056,861	71,511,198	71,914,972

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended January 31,		Six Months Ended January 31,
	2016	2015	2016	2015
	(unaudited, in thousands)
Stock-based compensation expenses:
Cost of license revenue	$103	$55	$192	$104
Cost of maintenance revenues	380	309	719	586
Cost of services revenues	4,673	3,878	9,036	7,391
Research and development	3,911	2,662	7,583	4,805
Marketing and sales	3,616	3,442	7,046	6,429
General and administrative	3,862	3,152	7,116	6,171
Total stock-based compensation expenses	$16,545	$13,498	$31,692	$25,486

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended January 31,		Six Months Ended January 31,
	2016	2015	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$913	$3,976	$(717)	$979
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,751	1,848	3,542	3,621
Stock-based compensation	16,545	13,498	31,692	25,486
Excess tax benefit from exercise of stock options and vesting of restricted stock units	(91)	—	(566)	—
Deferred tax assets	5,202	(2,504)	(1,703)	(3,459)
Amortization of premium on available-for-sale securities	961	1,470	1,838	2,884
Loss on disposals of property and equipment	5	—	23	—
Changes in operating assets and liabilities:
Accounts receivable	(5,417)	(22,268)	2,221	(12,775)
Prepaid expenses and other assets	(1,237)	2,541	(2,308)	1,727
Accounts payable	1,151	730	(1,391)	817
Accrued employee compensation	4,876	4,017	(14,964)	(13,215)
Other liabilities	918	447	(121)	457
Deferred revenues	12,343	5,860	9,484	(2,455)
Net cash provided by operating activities	37,920	9,615	27,030	4,067
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(146,654)	(123,111)	(341,990)	(236,841)
Sales of available-for-sale securities	132,640	129,356	321,507	231,895
Purchase of property and equipment	(851)	(2,402)	(3,867)	(3,651)
Net cash used in investing activities	(14,865)	3,843	(24,350)	(8,597)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	2,526	2,414	3,989	3,859
Taxes remitted on RSU awards vested	(614)	(9,278)	(1,488)	(17,848)
Excess tax benefit from exercise of stock options and vesting of restricted stock units	91	—	566	—
Net cash provided by (used in) financing activities	2,003	(6,864)	3,067	(13,989)
Effect of foreign exchange rate changes on cash and cash equivalents	(867)	(2,880)	(1,187)	(4,358)
NET CHANGE IN CASH AND CASH EQUIVALENTS	24,191	3,714	4,560	(22,877)
CASH AND CASH EQUIVALENTS—Beginning of period	192,731	121,510	212,362	148,101
CASH AND CASH EQUIVALENTS—End of period	$216,922	$125,224	$216,922	$125,224

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
Income (loss) from operations reconciliation:	2016	2015	2016	2015
GAAP net income (loss) from operations	$7,702	$3,335	$(1,261)	$(303)
Non-GAAP adjustments:
Stock-based compensation (1)	16,545	13,498	31,692	25,486
Amortization of intangibles (1)	360	360	720	720
Non-GAAP income from operations	$24,607	$17,193	$31,151	$25,903

Net income (loss) reconciliation:
GAAP net income (loss)	$913	$3,976	$(717)	$979
Non-GAAP adjustments:
Stock-based compensation (1)	16,545	13,498	31,692	25,486
Amortization of intangibles (1)	360	360	720	720
Tax effect on non-GAAP adjustments (2)	26	(5,384)	(9,098)	(9,070)
Non-GAAP net income	$17,844	$12,450	$22,597	$18,115

	Three Months Ended January 31,		Six Months Ended January 31,
	2016	2015	2016	2015
Tax provision (benefits) reconciliation:
GAAP tax provision (benefits)	$6,365	$(1,007)	$(55)	$(1,619)
Non-GAAP adjustments:
Stock-based compensation	5,143	4,215	10,142	8,410
Amortization of intangibles	111	111	230	238
ISO deduction	108	139	167	216
Tax effect on GAAP profit before taxes due to different tax rates between GAAP and non-GAAP	(5,388)	919	(1,441)	206
Non-GAAP tax provision	$6,339	$4,377	$9,043	$7,451

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
Earnings per share reconciliation:	2016	2015	2016	2015
GAAP earnings per share - Diluted	$0.01	$0.06	$(0.01)	$0.01
Amortization of intangibles acquired in business combinations	0.01	—	0.01	0.01
Stock-based compensation	0.23	0.18	0.44	0.35
Less tax benefit of non GAAP items	—	(0.07)	(0.13)	(0.12)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	(0.01)	—	—	—
Non-GAAP earnings per share - Diluted	$0.24	$0.17	$0.31	$0.25

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended January 31,		Six Months Ended January 31,
Shares used in computing non-GAAP per share amounts:	2016	2015	2016	2015
Weighted average shares - Diluted	73,402,064	72,056,861	71,511,198	71,914,972
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	—	—	1,711,132	—
Pro forma weighted average shares - Diluted	73,402,064	72,056,861	73,222,330	71,914,972

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Third Quarter Fiscal 2016	Full Year Fiscal 2016
Outlook reconciliation: GAAP and non-GAAP operating income/(loss)
GAAP operating income/(loss)	(11.8) - (7.8)	4.5 - 12.5
Non-GAAP adjustments:
Stock-based compensation	15.4 - 16.4	62.0 - 64.0
Amortization of intangibles	0.4	1.4
Non-GAAP income from operations	4.5 - 8.5	69.0 - 77.0

Outlook reconciliation: GAAP and non-GAAP net income/(loss)
GAAP net income (loss)	(6.6) - (4.4)	1.8 - 6.3
Non-GAAP adjustments:
Stock-based compensation	15.4 - 16.4	62.0 - 64.0
Amortization of intangibles	0.4	1.4
Tax effect on non-GAAP adjustments	(6.6) - (6.1)	(20.0) - (19.1)
Non-GAAP net income	3.1 - 5.8	46.3 - 51.7